                                   EXHIBIT 3.3




                           NEXT GENERATION MEDIA CORP.
                             (a Nevada corporation)






                              AMENDED AND RESTATED

                                     BY-LAWS






As adopted by the Stockholders on January 20, 1999.

                                TABLE OF CONTENTS


ARTICLE/SECTION                                                                     Page
---------------                                                                     ----

    I.    DEFINITIONS .................................................................1
          1.01  Definitions ...........................................................1
          1.02  Offices ...............................................................1

    II.   OFFICE ......................................................................1
          2.01 Principal Office .......................................................1
          2.02  Registered Office .....................................................1
          2.03  Other Offices .........................................................2

    III.  MEETINGS OF STOCKHOLDERS ....................................................2
          3.01  Annual Meetings .......................................................2
          3.02  Special Meetings ......................................................2
          3.03  Place of Meetings .....................................................2
          3.04  Notice of Meetings ....................................................2
          3.05  Waiver of Notice ......................................................2
          3.06  Adjournment of Meeting ................................................3
          3.07  Quorum ................................................................3
          3.08  Stockholder Proposals .................................................3
          3.09  Organization ..........................................................4
          3.10  Conduct of Business ...................................................4
          3.11  List of Stockholders ..................................................4
          3.12  Closing of Transfer Books or Fixing of Record Date ....................5
          3.13  Voting of Shares ......................................................5
          3.14  Inspectors ............................................................5
          3.15  Proxies ...............................................................6
          3.16  Consent of Stockholders in Lieu of Meeting ............................6

    IV.   DIRECTORS ...................................................................6
          4.01  General Powers ........................................................6
          4.02  Number ................................................................6
          4.03  Nomination of Directors ...............................................6
          4.04  Election of Directors and Term of Office ..............................7
          4.05  Resignations ..........................................................8
          4.06  Removal ...............................................................8
          4.07  Vacancies .............................................................8
          4.08  Chairman of the Board .................................................8
          4.09  Compensation ..........................................................8
          4.10  Corporate Opportunities ...............................................8

    V.    MEETINGS OF DIRECTORS .......................................................9
          5.01  Regular Meetings ......................................................9
          5.02  Place of Meetings .....................................................9

          5.03  Meetings by Telecommunications ........................................9
          5.04  Special Meetings ......................................................9
          5.05  Notice of Special Meetings ............................................9
          5.06  Waiver by Presence ....................................................9
          5.07  Quorum ...............................................................10
          5.08  Conduct of Business ..................................................10
          5.09  Action by Consent.....................................................10
          5.10  Presumption of Assent ................................................10

    VI.   COMMITTEES .................................................................10
          6.01  Committees of the Board ..............................................10
          6.02  Selection of Committee Members .......................................10
          6.03  Conduct of Business ..................................................10
          6.04  Authority ............................................................11
          6.05  Minutes ..............................................................11

    VII.  OFFICERS ...................................................................11
          7.01  Officers of the Corporation ..........................................11
          7.02  Election and Term ....................................................11
          7.03  Compensation of Officers .............................................11
          7.04  Removal of Officers and Agents .......................................11
          7.05  Resignation of Officers and Agents ...................................12
          7.06  Bond .................................................................12
          7.07  President ............................................................12
          7.08  Vice-Presidents ......................................................12
          7.09  Secretary ............................................................12
          7.10  Assistant Secretaries ................................................12
          7.11  Treasurer ............................................................13
          7.12  Assistant Treasurers .................................................13
          7.13  Delegation of Authority ..............................................13
          7.14  Actions with Respect to Securities of Other Corporations .............13
          7.15  Vacancies ............................................................13

    VIII. CONTRACTS, LOANS, DRAFTS, DEPOSITS AND ACCOUNTS ............................14
          8.01  Contracts ............................................................14
          8.02  Loans ................................................................14
          8.03  Drafts ...............................................................14
          8.04  Deposits .............................................................14
          8.05  General and Special Bank Accounts ....................................14

    IX.   CERTIFICATES FOR SHARES AND THEIR TRANSFER .................................14
          9.01  Certificates for Shares ..............................................14
          9.02  Transfer of Shares ...................................................15
          9.03  Lost, Stolen, Destroyed and Mutilated Certificates ...................15
          9.04  Regulations ..........................................................15
          9.05  Holder of Record .....................................................15
          9.06  Treasury Shares.......................................................16

    X.    INDEMNIFICATION ............................................................16
          10.01  Action Other Than By or In the Right of the Corporation .............16
          10.02  Actions By or In the Right of the Corporation .......................16
          10.03  Determination of Right of Indemnification............................17
          10.04  Indemnification Against Expenses of Successful Party ................17
          10.05  Advance of Expenses .................................................17
          10.06  Other Rights and Remedies ...........................................17
          10.07  Insurance ...........................................................17
          10.08  Constituent Corporations ............................................17
          10.09  Other Insurance .....................................................18
          10.10  Public Policy .......................................................18

    XI.   NOTICES ....................................................................18
          11.01  General .............................................................18
          11.02  Waiver of Notice ....................................................18

     XII. MISCELLANEOUS ..............................................................19
          12.01  Facsimile Signatures ................................................19
          12.02  Corporate Seal ......................................................19
          12.03  Fiscal Year .........................................................19

    XIII. AMENDMENTS .................................................................19

                                     BY-LAWS

                                       OF

                           NEXT GENERATION MEDIA CORP.
                             (A Nevada Corporation)


                                    ARTICLE I

                                   DEFINITIONS

       SECTION 1.01. DEFINITIONS. Unless the context clearly requires otherwise, in these Bylaws:

              (a) "Articles of Incorporation" means the Articles of Incorporation of NEXT GENERATION MEDIA CORP., as filed with the Secretary of State of the State of Nevada and includes all amendments thereto and restatements thereto subsequently filed.

              (b) "Board" means the board of directors of the Corporation.

              (c) "Bylaws" means these bylaws as amended and restated by the Stockholders on January 8, 1999, and includes amendments subsequently adopted by the Board or by the Stockholders.

              (d) "Corporation" means Next Generation Media Corp.

              (e) "Section" refers to sections of these Bylaws.

              (f) "Stockholder" means stockholders of record of the Corporation.

       SECTION 1.02. OFFICES. The title of an office refers to the person or persons who at any given time perform the duties of that particular office for the Corporation.


                                   ARTICLE II

                                     OFFICES

       SECTION 2.01. PRINCIPAL OFFICE. The Corporation may locate its principal office within or without the state of incorporation as the Board may determine.

       SECTION 2.02. REGISTERED OFFICE. The registered office of the Corporation required by law to be maintained in the state of incorporation may be, but need not be, identical with the principal office of the Corporation. The Board may change the address of the registered office from time to time.

       SECTION 2.03. OTHER OFFICES. The Corporation may have offices at such other places, either within or without the state of incorporation, as the Board may designate or as the business of the Corporation may require from time to time.


                                   ARTICLE III

                            MEETINGS OF STOCKHOLDERS

       SECTION 3.01. ANNUAL MEETINGS. The Stockholders of the Corporation shall hold their annual meetings for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings at such time, date and place as the Board shall determine by resolution.

       SECTION 3.02. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called only by the Board or a committee of the Board duly designated and whose powers and authority include the power to call such meetings, pursuant to a resolution adopted by a majority of the members of the Board or Committee then in office.

       SECTION 3.03. PLACE OF MEETINGS. The Stockholders shall hold all meetings at such places, within or without the State of Nevada, as the Board or a committee of the Board shall specify in the notice or waiver of notice for such meetings.

       SECTION 3.04. NOTICE OF MEETINGS. Except as otherwise required by law, the Board or a committee of the Board shall give notice of each meeting of Stockholders, whether annual or special, not less than 10 nor more than 60 days before the date of the meeting. The Board or a committee of the Board shall deliver a notice to each Stockholder entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his address as it appears on the records of the Corporation, or by transmitting a notice thereof to him at such address by telegraph, facsimile transmission or other electronic media authorized by law. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the Stockholder at his address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the Transfer Agent of the Corporation that he has given notice shall constitute, in the absence of fraud, prima facie evidence of the facts stated therein.

       Every notice of a meeting of the Stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, also shall state the purpose or purposes of the meeting. Furthermore, if the Corporation will maintain the list at a place other than where the meeting will take place, every notice of a meeting of the

Stockholders shall specify where the Corporation will maintain the list of Stockholders entitled to vote at the meeting.

       SECTION 3.05. WAIVER OF NOTICE. Whenever these Bylaws require written notice, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall constitute the equivalent of notice. Attendance of a person at any meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. No written waiver of notice need specify either the business to be transacted at, or the purpose or purposes of any regular or special meeting of the Stockholders, directors or members of a committee of the Board.

       SECTION 3.06. ADJOURNMENT OF MEETING. When the Stockholders adjourn a meeting to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Stockholders may transact any business which they may have transacted at the original meeting. If the adjournment is for more than 30 days or, if after the adjournment, the Board or a committee of the Board fixes a new record date for the adjourned meeting, the Board or the committee of the Board shall give notice of the adjourned meeting to each Stockholder of record entitled to vote at the meeting.

       SECTION 3.07. QUORUM. Except as otherwise required by law, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes at any meeting of the Stockholders. In the absence of a quorum at any meeting or any adjournment thereof, the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, or, in the absence therefrom of all the Stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting to another place, date or time.

       If the chairman of the meeting gives notice of any adjourned special meeting of Stockholders to all Stockholders entitled to vote thereat, stating that those present shall constitute a quorum, then, except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum and a majority of the votes cast at such meeting shall determine all matters.

       SECTION 3.08. STOCKHOLDER PROPOSALS.

              a. CONDITION OF SUBMISSION TO STOCKHOLDERS. No proposal for a stockholder vote shall be submitted by a stockholder (a "Stockholder Proposal") to the Corporation's stockholders unless the stockholder submitting such proposal (the "Proponent") shall have filed a written notice (a "Proposal Notice") setting forth with particularity (1) the names and business addresses of the Proponent and all persons or entities (the "Persons") acting in concert with the Proponent; (2) the name and address of the Proponent and the Persons identified in clause (1), as they appear on the

Corporation's books (if they so appear); (3) the class and number of shares of the Corporation beneficially owned by the Proponent and the Persons identified in clause (1); (4) a description of the Stockholder Proposal containing all material information relating thereto; and (5) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and stockholders of the Corporation to consider the Stockholder Proposal. The presiding officer at any stockholders' meeting may determine that any Stockholder Proposal was not made in accordance with the procedures prescribed in these Amended and Restated Bylaws (the "Bylaws") or is otherwise not in accordance with law, and if it is so determined, such officer shall so declare at the meeting and the Stockholder Proposal shall be disregarded.

              b. STOCKHOLDER PROPOSAL NOTICE. Proposal Notices shall be delivered to the Secretary at the principal executive office of the Corporation not later than 120 days in advance of the anniversary date of the Corporation's proxy statement for the previous year's annual meeting or, in the case of special meetings, at the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders.

       SECTION 3.09. ORGANIZATION. Such person as the Board may have designated or, in the absence of such a person, the highest ranking officer of the Corporation who is present shall call to order any meeting of the Stockholders, determine the presence of a quorum and act as chairman of the meeting. In the absence of the Secretary or an Assistant Secretary of the Corporation, the chairman shall appoint the secretary of the meeting.

       SECTION 3.10. CONDUCT OF BUSINESS. The chairman of any meeting of Stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as he deems in order. Unless otherwise determined by the Chairman, at each meeting of stockholders, the chairman of the meeting shall fix and announce the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting and shall determine the order of business and all other matters of procedure. Except to the extent inconsistent with any such rules and regulations as adopted by the Board of Directors, the chairman of the meeting may establish rules, which need not be in writing, to maintain order for the conduct of the meeting, including, without limitation, restricting attendance to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the chairman and making rules governing speeches and debates. The chairman of the meeting acts in his or her absolute discretion and his or her rulings are not subject to appeal.

       SECTION 3.11. LIST OF STOCKHOLDERS. At least 10 days before every meeting of Stockholders, the Secretary shall prepare a list of the Stockholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order, showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. The Corporation shall make the list available for examination by any Stockholder, for any purpose germane to the meeting, either at a place within the city where the meeting will take place or at the place designated in the notice of the meeting.

       The Secretary shall produce and keep the list at the meeting during the entire duration of the meeting, and any Stockholder who is present may inspect the list at the meeting. The list shall constitute presumptive proof of the identity of the Stockholders entitled to vote at the meeting and the number of shares each Stockholder holds.

       A determination of Stockholders entitled to vote at any meeting of Stockholders pursuant to this Section shall apply to any adjournment thereof.

       SECTION 3.12. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. In order that the Corporation may determine the stockholders entitled (i) to notice of or to vote at any meeting of stockholders or any adjournments thereof, (ii) to receive payment of any dividend or other distribution, or allotment of any rights, or (iii) to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors, in advance, may fix a date as the record date for any such determination, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to the date of any other action. A determination of the stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting taken pursuant to Section 3.06 hereof; provided, however, that the Board of Directors, in its discretion, may fix a new record date for an adjourned meeting. Only stockholders determined to be stockholders of record on the record date so fixed shall be entitled to notice of, or to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend or other distribution, or allotment of rights, or to exercise such rights in respect of such change, conversion or exchange of stock, or to participate in any such other lawful action, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

       SECTION 3.13. VOTING OF SHARES. Unless otherwise provided in a resolution or resolutions providing for any class or series of Preferred Stock pursuant to the Amended and Restated Articles of Incorporation or by the Nevada Revised Statutes, each Stockholder shall have one vote for every share of voting stock registered in his name on the record date for the meeting. The Corporation shall not have the right to vote treasury stock of the Corporation, nor shall another corporation have the right to vote its stock of the Corporation if the Corporation holds, directly or indirectly, a majority of the shares entitled to vote in the election of directors of such other corporation. Persons holding stock of the Corporation in a fiduciary capacity shall have the right to vote such stock. Persons who have pledged their stock of the Corporation shall have the right to vote such stock unless in the transfer on the books of the Corporation the pledger expressly empowered the pledgee to vote such stock. In that event, only the pledges, or his proxy, may represent such stock and vote thereon.

       A plurality of the votes cast shall determine all elections and, except when the law requires otherwise, a majority of the votes cast shall determine all other matters.

       The Stockholders may vote by voice vote on all matters. However, upon demand by a Stockholder entitled to vote, or his proxy, the Stockholders shall vote by ballot. In that event, each ballot shall state the name of the Stockholder or proxy voting, the number of shares voted and such other information as the Corporation may require under the procedure established for the meeting.

       SECTION 3.14. INSPECTORS. At any meeting in which the Stockholders vote by ballot, the chairman may appoint a Inspector or Inspectors. Each Inspector shall subscribe an oath to execute the duties of a Inspector at such meeting faithfully, with strict impartiality and according to the best of his ability. The Inspector or Inspectors shall decide the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on any question, shall conduct and accept the votes, and, when the Stockholders have completed voting, ascertain and report the number of shares voted respectively for and against the question. The Inspector or Inspectors shall prepare a subscribed, written report and shall deliver the report to the Secretary of the Corporation. A Inspector need not be a Stockholder of the Corporation, and any officer of the Corporation may be a Inspector on any question other than a vote for or against a proposal in which he has a material interest.

       SECTION 3.15. PROXIES. A Stockholder may exercise any voting rights in person or by his proxy appointed by an instrument in writing, which he or his authorized attorney-in-fact has subscribed and which the proxy has delivered to the secretary of the meeting.

       A proxy is not valid after the expiration of 11 months from the date of its execution, unless the person executing it specifies thereon the length of time for which it is to continue in force, or limits its use to a particular meeting. No proxy shall be valid after 10 years from the date of its execution.

       The attendance at any meeting of a Stockholder who previously has given a proxy shall not have the effect of revoking the same unless he notifies the Secretary in writing prior to the voting of the proxy.

       SECTION 3.16. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. The Stockholders may take any action which they could take at any annual or special meeting without a meeting, prior notice and a vote only if the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the shares of capital stock of the Corporate then entitled to vote generally in the election of directors, voting together as a single class sign a consent in writing, setting forth the action taken.


                                   ARTICLE IV

                               BOARD OF DIRECTORS

       SECTION 4.01. GENERAL POWERS. The Board shall manage the property, business and affairs of the Corporation.

       SECTION 4.02. NUMBER. The number of directors who shall constitute the Board shall equal not less than three nor more than 15, as the Board may determine by resolution from time to time.

       SECTION 4.03. NOMINATION OF DIRECTORS.

              a. ELIGIBILITY. Only persons who are selected and recommended by the Board of Directors or the committee of the Board of Directors designated to make nominations, or who are nominated by stockholders in accordance with the procedures set forth in this Section 4.03, shall be eligible for election, or qualified to serve, as directors. Nominations of individuals for election to the Board of Directors of the Corporation at any annual meeting or any special meeting of stockholders at which directors are to be elected may be made by any stockholder of the Corporation entitled to vote for the election of directors at that meeting by compliance with the procedures set forth in this Section 4.03. Nominations by stockholders shall be made by written notice (a "Nomination Notice"), which shall set forth the following information: (1) as to each individual nominated, (i) the name, date of birth, business address and residence address of such individual, (ii) the business experience during the past five years of such nominee, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization in which such occupations and employment were carried on, and such other information as to the nature of his or her responsibilities and level of professional competence as may be sufficient to permit assessment of his or her prior business experience, (iii) whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity, (iv) any directorships held by such nominee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended; and (v) whether, in the last five years, such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal, state or other governmental entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy, which conviction, order, finding, decree or proceeding may be material to an evaluation of the ability or integrity of the nominee; and
(2) as to the Person submitting the Nomination Notice and any Person acting in concert with such Person, (i) the name and business address of such Person, (ii) the name and address of such Person as they appear on the Corporation's books (if they so appear) and (iii) the class and number of shares of the Corporation that are beneficially owned by such Person. A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by the nominee, shall be filed with any Nomination Notice. If the presiding officer at any stockholders' meeting determines that a nomination was not made in accordance with the procedures prescribed by these Bylaws, he shall so declare to the meeting and the defective nomination shall be disregarded.

              b. STOCKHOLDER NOMINATION NOTICE. Nomination Notices shall be delivered to the Secretary at the principal executive office of the Corporation not later than 120 days in advance of the anniversary date of the Corporation's proxy statement for the previous year's annual meeting or, in the case of special meetings, at the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders.

       SECTION 4.04. ELECTION OF DIRECTORS AND TERM OF OFFICE. The Stockholders of the Corporation shall elect the directors at the annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies). The directors initially designated as Class I directors shall serve for a term ending on the date of the 1999 annual meeting of shareholders, the directors initially designated as Class II directors shall serve for a term ending on the date of the 2000 annual meeting of shareholders, and the directors initially designated as Class III directors shall serve for a term ending on the date of the 2001 annual meeting of shareholders. At each annual meeting of shareholders, the successors to the class of directors whose ters then shall expire shall be identified as being of the same class as the directors they succeed and elected to hold office for a term expiring at the third succeeding annual meeting of shareholders. Notwithstanding the foregoing, each director shall hold office until such director's successor shall have been duly elected or until such director's earlier death, resignation, or removal. In the event of any change in the number of directors, the Board of Directors shall apportion any newly created directorships among, or reduce the number of directorships in, such class or classes as shall equalize, as nearly as possible, the number of directors in each class.

       SECTION 4.05. RESIGNATIONS. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any resignation shall take effect upon receipt or at the time specified in the notice. Unless the notice specifies otherwise, the effectiveness of the resignation shall not depend upon its acceptance.

       SECTION 4.06. REMOVAL. Except as may be provided in a resolution or resolutions providing for any class or series of Preferred Stock with respect to any directors elected by the holders of such class or series, any director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

       SECTION 4.07. VACANCIES. Any vacancies in the Board of Directors for any reason and any newly created directorships resulting by reason of any increase in the number of directors may be filled only by the Board of Directors, acting by a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director, and any directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified.

       SECTION 4.08. CHAIRMAN OF THE BOARD. At the annual meeting of the Board, the directors may elect from their number a Chairman of the Board of Directors. The Chairman shall preside at all meetings of the Board, shall determine any deadlocks in voting and shall perform such other duties as the Board may direct. The Board also may elect a Vice Chairman and other officers of the Board, with such powers and duties as the Board may designate from time to time.

       SECTION 4.09. COMPENSATION. The Board may compensate directors for their services and may provide for the payment of all expenses the directors incur by attending meetings of the Board.

       SECTION 4.10. CORPORATE OPPORTUNITIES. The officers and directors of the Corporation shall be subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which this Corporation has expressed an interest as determined by the Board of Directors as evidenced by resolutions appearing in the Corporation's minutes. When such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of an officer or director of the Corporation shall be promptly disclosed to the Corporation and made available to it. The Board of Directors may reject any opportunity presented to it and thereafter any officer or director may avail himself or herself of such opportunity. Until such time as the Corporation, through its Board of Directors, has designated as area of interest, the officers and directors of the Corporation shall be free to engage in such area of interest on their own and the doctrine of corporate opportunities shall not limit the rights of any officer or director of this Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation. This provision shall not be construed to release any employee of the Corporation (other than an officer or director) from the duties which he may have to the Corporation.


                                    ARTICLE V

                              MEETINGS OF DIRECTORS

       SECTION 5.01. REGULAR MEETINGS. The Board may hold regular meetings at such places, dates and times as the Board shall establish by resolution. If any day fixed for a meeting falls on a legal holiday, the Board shall hold the meeting at the same place and time on the next succeeding business day. The Board need not give notice of regular meetings.

       SECTION 5.02. PLACE OF MEETINGS. The Board may hold any of its meetings in or out of the state of Nevada, at such places as the Board may designate, at such places as the notice or waiver of notice of any such meeting may designate, or at such places as the persons calling the meeting may designate.

       SECTION 5.03. MEETINGS BY TELECOMMUNICATIONS. The Board or any committee of the Board may hold meetings by means of conference telephone or similar telecommunications equipment that enable all persons participating in the meeting to hear each other. Such participation shall constitute presence in person at such meeting.

       SECTION 5.04. SPECIAL MEETINGS. The Chairman of the Board, the President or a majority of the directors then in office may call a special meeting of the Board. The person or persons authorized to call special meetings of the Board may fix any place, either in or out of the State of Nevada as the place for the meeting.

       SECTION 5.05. NOTICE OF SPECIAL MEETINGS. The person or persons calling a special meeting of the Board shall give written notice to each director of the time, place and date of the meeting of not less than three days if by mail and not less than 24 hours if by telegraph or in person. A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting or an approval of the minutes of the meeting. A notice or waiver of notice need not specify the purposes of the meeting or the business which the Board will transact at the meeting.

       SECTION 5.06. WAIVER BY PRESENCE. Except when expressly for the purpose of objecting to the legality of a meeting, a director's presence at a meeting shall constitute a waiver of notice of such meeting.

       SECTION 5.07. QUORUM. One-third of the directors then in office shall constitute a quorum for all purposes at any meeting of the Board. In the absence of a quorum, a majority of directors present at any meeting may adjourn the meeting to another place, date, or time, without further notice.

       SECTION 5.08. CONDUCT OF BUSINESS. The Board shall transact business in such order and manner as the Board may determine. Except as the law requires otherwise, the Board shall determine all matters by the vote of a majority of the directors present. The directors shall act as a Board, and the individual directors shall have no power as such.

       SECTION 5.09. ACTION BY CONSENT. The Board or a committee of the Board may take any required or permitted action without a meeting if all members of the Board or committee sign a written consent and file the consent with the minutes of the proceedings of the Board.

       SECTION 5.10. PRESUMPTION OF ASSENT. A director of the Corporation who is present at a meeting of the Board of Directors when a vote on any matter is taken is deemed to have assented to the action taken unless he or she votes against or abstains from the action taken or unless, at the beginning of the meeting or promptly upon arrival, the director objects to the holding of the meeting or transacting specified business at the meeting. Any such dissenting votes, abstentions or objections shall be entered in the minutes of the meeting.


                                   ARTICLE VI

                                   COMMITTEES

       SECTION 6.01. COMMITTEES OF THE BOARD. The Board may designate by a vote of a majority of the directors then in office committees of the Board. The committees shall serve at the pleasure of the Board and shall possess such lawfully delegable powers and duties as the Board may confer.

       SECTION 6.02. SELECTION OF COMMITTEE MEMBERS. The Board shall elect by a vote of a majority of the directors then in office a director or directors to serve as the member or members of a committee. By the same vote, the Board may designate other directors as alternative members who may replace any absent or disqualified member at any meeting of a committee. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may appoint by unanimous vote another member of the Board to act at the meeting in the place of the absent or disqualified member.

       SECTION 6.03. CONDUCT OF BUSINESS. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as the law or these Bylaws require otherwise. Each committee shall make adequate provision for notice of all meetings to members. One-third of the members shall constitute a quorum, unless the committee consists of one or two members. In that event, one member shall constitute a quorum. A majority vote of the members present shall determine all matters. A committee may take action without a meeting if all the members of the committee consent in writing and file the consent or consents with the minutes of the proceedings of the committee.

       SECTION 6.04. AUTHORITY. Any committee, to the extent the Board provides, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the affixation of the Corporation's seal to all instruments which may require or permit it. However, no committee shall have any power or authority in regard to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Corporation's property, recommending to the Stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending these Bylaws of the Corporation. Unless a resolution of the Board expressly provides, no committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

       SECTION 6.05. MINUTES. Each committee shall keep regular minutes of its proceedings and report the same to the Board when required.


                                   ARTICLE VII

                                    OFFICERS

       SECTION 7.01. OFFICERS OF THE CORPORATION. The officers of the Corporation shall consist of a President, a Secretary, a Treasurer and such Vice-Presidents, Assistant Secretaries, Assistant Treasurers, and other officers as the Board may elect from time to time. The same person may hold at the same time any two offices, except the offices of President and Secretary, President and Assistant Secretary, Vice President and Secretary, or Vice President and Assistant Secretary.

       SECTION 7.02. ELECTION AND TERM. The Board shall elect the officers of the Corporation. Each officer shall hold office until his death, resignation, retirement, removal or disqualification, or until his successor shall have been elected and qualified.

       SECTION 7.03. COMPENSATION OF OFFICERS. The Board shall fix the compensation of all officers of the Corporation. No officer shall serve the Corporation in any other capacity and receive compensation therefor, unless the Board authorizes such additional compensation.

       SECTION 7.04. REMOVAL OF OFFICERS AND AGENTS. The Board may remove any officer or agent it has elected or appointed whenever the Board judges that such removal will serve the best interest of the Corporation. However, such removal shall not prejudice the contractual rights of the person removed, if any.

       SECTION 7.05. RESIGNATION OF OFFICERS AND AGENTS. Any officer or agent the Board has elected or appointed may resign at any time by giving written notice to the Board, the Chairman of the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified. Unless otherwise specified in the notice, the Board need not accept the resignation to make it effective.

       SECTION 7.06. BOND. The Board may require by resolution any officer, agent, or employee of the Corporation to give bond to the Corporation, with sufficient sureties conditioned on the faithful performance of the duties of his respective office or agency. The Board also may require by resolution any officer, agent or employee to comply with such other conditions as the Board may require from time to time.

       SECTION 7.07. PRESIDENT. The President shall be the principal executive officer of the Corporation and, subject to the Board's control, shall supervise and control all of the business and affairs of the Corporation. When present, he shall sign, with the Secretary, an Assistant Secretary, or any other officer or agent of the Corporation which the Board has authorized, deeds, mortgages, bonds, contracts or other instruments which the Board has authorized an officer or agent of the Corporation to execute. However, the President shall not sign any instrument which the law, these Bylaws or the Board expressly require some other officer or agent of the Corporation to sign and execute. In general, the President shall perform all duties incident to the office of President and such other duties as the Board may prescribe from time to time.

       SECTION 7.08. VICE PRESIDENTS. In the absence of the President or in the event of his death, inability or refusal to act, the Vice Presidents in the order of their length of service as Vice Presidents, unless the Board determines otherwise, shall perform the duties of the President. When acting as the President, a Vice President shall have all the powers and restrictions of the Presidency. Any Vice President may sign, with the Secretary, an Assistant Secretary, or any other officer or agent of the Corporation which the Board has authorized, certificates for shares of the Corporation. A Vice President shall perform such other duties as the President or the Board may assign to him from time to time.

       SECTION 7.09. SECRETARY. The Secretary shall: (a) keep the minutes of the meetings of the Stockholders and of the Board in one or more books for-that purpose; (b) give all notices which these Bylaws or the law requires; (c) serve as custodian of the records and seal of the Corporation; (d) affix the seal of the Corporation to all documents which the Board has authorized execution on behalf of the Corporation under seal; (e) maintain a register of the address of each Stockholder of the Corporation; (f) sign, with the President, a Vice President, or any other officer or agent of the Corporation which the Board has authorized, certificates for shares of the Corporation; (g) have charge of the stock transfer books of the Corporation; and (h) perform all duties which the President or the Board may assign to him from time to time.

       SECTION 7.10. ASSISTANT SECRETARIES. In the absence of the Secretary or in the event of his death, inability or refusal to act, the Assistant Secretaries in the order of their length of service as Assistant Secretary, unless the Board determines otherwise, shall perform the duties of the Secretary. When acting as the Secretary, an Assistant Secretary shall have the powers and restrictions of the Secretary. Any Assistant Secretary may sign, with the President, a Vice President, or any other officer or agent of the Corporation which the Board has authorized, certificates for shares of the Corporation. An Assistant Secretary shall perform such other duties as the President, Secretary or Board may assign from time to time.

       SECTION 7.11. TREASURER. The Treasurer shall: (a) have responsibility for all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever; (c) deposit all moneys in the name of the Corporation in depositories which the Board selects; and (d) perform all of the duties which the President or the Board may assign to him from time to time.

       The Treasurer shall prepare, or have prepared, a true statement of the Corporation's financial condition as of the close of each fiscal year. The Treasurer shall file the statement at the Corporation's principal place of business within four months after the end of the fiscal year. The Treasurer shall keep the statement available for inspection at that place for a period of at least ten years. The statement shall contain, when applicable, a statement of the then current conversion rate of any outstanding securities. The statement also shall include, when applicable, a statement of the number of shares subject to options and the exercise price of the options.

       SECTION 7.12. ASSISTANT TREASURERS. In the absence of the Treasurer or in the event of his death, inability or refusal to act, the Assistant Treasurers in the order of their length of service as Assistant Treasurer, unless the Board determines otherwise, shall perform the duties of the Treasurer. When acting as the Treasurer, an Assistant Treasurer shall have the powers and restrictions of the Treasurer. An Assistant Treasurer shall perform such other duties as the Treasurer, the President or the Board may assign to him from time to time.

       SECTION 7.13. DELEGATION OF AUTHORITY. Notwithstanding any provision of these Bylaws to the contrary, the Board may delegate the powers or duties of any officer to any other officer or agent.

       SECTION 7.14. ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. Unless the Board directs otherwise, the President shall have the power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of Stockholders of or with respect to any action of Stockholders of any other corporation in which the Corporation holds securities. Furthermore, unless the Board directs otherwise, the President shall exercise any and all rights and powers which the Corporation possesses by reason of its ownership of securities in another corporation.

       SECTION 7.15. VACANCIES. The Board may fill any vacancy in any office because of death, resignation, removal, disqualification or any other cause in the manner which these Bylaws prescribe for the regular appointment to such office.


                                  ARTICLE VIII

                            CONTRACTS, LOANS, DRAFTS,
                              DEPOSITS AND ACCOUNTS

       SECTION 8.01. CONTRACTS. The Board may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board may make such authorization general or special.

       SECTION 8.02. LOANS. Unless the Board has authorized such action, no officer or agent of the Corporation shall contract for a loan on behalf of the Corporation or issue any evidence of indebtedness in the Corporation's name.

       SECTION 8.03. DRAFTS. Such persons as the Board shall determine shall issue all checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of or payable by the Corporation.

       SECTION 8.04. DEPOSITS. The Treasurer shall deposit all funds of the Corporation not otherwise employed in such banks, trust companies or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Corporation to whom the Board has delegated such power may select. For the purpose of deposit and collection for the account of the Corporation, the President or the Treasurer (or any other officer, assistant, agent or attorney of the Corporation whom the Board has authorized) may endorse, assign and deliver checks, drafts and other orders for the payment of money payable to the order of the Corporation.

       SECTION 8.05. GENERAL AND SPECIAL BANK ACCOUNTS. The Board may authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Corporation to whom the Board has delegated such power may select. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.


                                   ARTICLE IX

                        CERTIFICATES FOR SHARES AND THEIR
                                    TRANSFER

       SECTION 9.01. CERTIFICATES FOR SHARES. Every owner of stock of the Corporation shall have the right to receive a certificate or certificates, certifying to the number and class of shares of the stock of the Corporation which he owns. The Board shall determine the form of the certificates for the shares of stock of the Corporation. The Secretary, transfer agent, or registrar of the Corporation shall number the certificates representing shares of the stock of the Corporation in the order in which the Corporation issues them. The President or any Vice President and the Secretary or any Assistant Secretary shall sign the certificates in the name of the Corporation. Any or all certificates may contain facsimile signatures. In case any officer, transfer agent or registrar who has signed a certificate, or whose facsimile signature appears on a certificate, ceases to serve as such officer, transfer agent or registrar before the Corporation issues the certificate, the Corporation may issue the certificate with the same effect as though the person who signed such certificate, or whose facsimile signature appears on the certificate, was such officer, transfer agent or registrar at the date of issue. The Secretary, transfer agent, or registrar of the Corporation shall keep a record in the stock transfer books of the Corporation of the names of the persons, firms or corporations owning the stock represented by the certificates, the number and class of shares represented by the certificates and the dates thereof and, in the case of cancellation, the dates of cancellation. The Secretary, transfer agent, or registrar of the Corporation shall cancel every certificate surrendered to the Corporation for exchange or transfer. Except in the case of a lost, destroyed or mutilated certificate, the Secretary, transfer agent, or registrar of the Corporation shall not issue a new certificate in exchange for an existing certificate until he has canceled the existing certificate.

       SECTION 9.02. TRANSFER OF SHARES. The holder of record of shares of the Corporation's stock, or his attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary, transfer agent or registrar of the Corporation, may transfer his shares only on the stock transfer books of the Corporation. Such person shall furnish to the Secretary, transfer agent, or registrar of the Corporation proper evidence of his authority to make the transfer and shall properly endorse and surrender for cancellation his existing certificate or certificates for such shares. Whenever the holder of record of shares of the Corporation's stock makes a transfer of shares for collateral security, the Secretary, transfer agent, or registrar of the Corporation shall state such fact in the entry of transfer if the transferor and the transferee request.

       SECTION 9.03. LOST, STOLEN, DESTROYED AND MUTILATED CERTIFICATES. The Board may direct the Secretary, transfer agent, or registrar of the Corporation to issue a new certificate to any holder of record of shares of the Corporation's stock claiming that he has lost such certificate, or that someone has stolen, destroyed or mutilated such certificate, upon the receipt of an affidavit from such holder to such fact. When authorizing the issue of a new certificate, the Board, in its discretion, may require as a condition precedent to the issuance that the owner of such certificate give the Corporation a bond of indemnity in such form and amount as the Board may direct.

       SECTION 9.04. REGULATIONS. The Board may make such rules and regulations, not inconsistent with these Bylaws, as it deems expedient concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. The Board may appoint, or authorize any officer or officers to appoint one or more transfer agents, or one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

       SECTION 9.05. HOLDER OF RECORD. The Corporation may treat as absolute owners of shares the person in whose name the shares stand of record as if that person had full competency, capacity and authority to exercise all rights of ownership, despite any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation, or any reference to any other instrument or to the rights of any other person appearing upon its record or upon the share certificate. However, the Corporation shall treat any person furnishing proof of his appointment as a fiduciary as if he were the holder of record of the shares.

       SECTION 9.06. TREASURY SHARES. Treasury shares of the Corporation shall consist of shares which the Corporation has issued and thereafter acquired but not canceled. Treasury shares shall not carry voting or dividend rights.

                                    ARTICLE X

                                 INDEMNIFICATION


       SECTION 10.01. ACTION OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not create, of itself, a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

       SECTION 10.02. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a member of any committee or similar body, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, except that the Corporation shall make no indemnification in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

       SECTION 10.03. DETERMINATION OF RIGHT OF INDEMNIFICATION. The Corporation shall not indemnify any person under Section 10.01 or Section 10.02, in the absence of a court order, unless authorized in the specific case upon a determination that the director, officer, employee or agent has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02. One of the following shall make the determination: (a) the Board, by a majority vote of a quorum of directors not a party to the action, suit or proceeding; (b) absent a quorum or at the direction of a quorum of disinterested directors, independent legal counsel, by a written opinion; or (c) the Stockholders.

       SECTION 10.04. INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 10.01 or Section 10.02 of these Bylaws, or in defense of any claim, issue or matter therein, the Corporation shall indemnify him against expenses (including attorneys' fees) which he actually and reasonably has incurred in connection therewith.

       SECTION 10.05. ADVANCE OF EXPENSES. The Corporation may pay expenses incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon specific authorization by the Board and upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if the Corporation ultimately determines that the Corporation should not indemnify him pursuant to the provisions of this Article.

       SECTION 10.06. OTHER RIGHTS AND REMEDIES. The indemnification provided by this Article shall not be deemed exclusive and is declared expressly to be nonexclusive of any other rights to which those seeking indemnification may be entitled under any Bylaws, agreement, vote of Stockholders or disinterested directors or otherwise, both as to actions in his official capacity and as to actions in another capacity while holding such office, and shall continue as to any person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

       SECTION 10.07. INSURANCE. Upon resolution passed by the Board, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

       SECTION 10.08. CONSTITUENT CORPORATIONS. For the purposes of this Article, references to "the Corporation" include in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its existence had continued.

       SECTION 10.09. OTHER INSURANCE. The Corporation shall reduce the amount of the indemnification of any person pursuant to the provisions of this Article by the amount which such person collects as indemnification (a) under any policy of insurance which the Corporation purchased and maintained on his behalf or (b) from another corporation, partnership, joint venture, trust or other enterprise.

       SECTION 10.10. PUBLIC POLICY. Nothing contained in this Article, or elsewhere in these Bylaws, shall operate to indemnify any director or officer if such indemnification is contrary to law, either as a matter of public policy, or under the provisions of the Federal Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable state or Federal law.


                                   ARTICLE XI

                                     NOTICES

       SECTION 11.01. GENERAL. Whenever these Bylaws require notice to any Stockholder, director, officer or agent, such notice does not mean personal notice. A person may give effective notice under these Bylaws in every case by depositing a writing in a post office or letter box in a postpaid, sealed wrapper, or by dispatching a prepaid telegram addressed to such Stockholder, director, officer or agent at his address on the books of the Corporation. Unless these Bylaws expressly provide to the contrary, the time when the person sends notice shall constitute the time of the giving of notice.

       SECTION 11.02. WAIVER OF NOTICE. Whenever the law or these Bylaws require notice, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein.

                                   ARTICLE XII

                                  MISCELLANEOUS


       SECTION 12.01. FACSIMILE SIGNATURES. In addition to the use of facsimile signatures which these Bylaws specifically authorize, the Corporation may use such facsimile signatures of any officer or officers, agents or agent, of the Corporation as the Board or a committee of the Board may authorize.

       SECTION 12.02. CORPORATE SEAL. The Board may provide for a suitable seal containing the name of the Corporation, of which the Secretary shall be in charge. The Treasurer, any Assistant Secretary, or any Assistant Treasurer may keep and use the seal or duplicates of the seal if and when the Board or a committee of the Board so directs.

       SECTION 12.03. FISCAL YEAR. The Board shall have the authority to fix and change the fiscal year of the Corporation.


                                  ARTICLE XIII

                                   AMENDMENTS


       The Board of Directors shall have the power by the affirmative vote of the majority of the members of the Board of Directors then in office to adopt, amend, alter, change and repeal any bylaws of the Corporation; provided, however, the Board may not adopt or alter any provision of these Bylaws fixing the number, qualifications, classifications or term of office of the directors adopted by the stockholders. In addition to any requirements of the Nevada Revised Statutes (and notwithstanding the fact that a lesser percentage may be specified by the Nevada Revised Statutes), the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as single class, shall be required for the stockholders of the Corporation to adopt, amend, alter, change or repeal any bylaws of the Corporation. No bylaws hereafter adopted shall invalidate any prior act of the directors that would have been valid if such new bylaws had not been adopted.